                                                                      EXHIBIT 13

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM GROWTH SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                    B                      C                   D
Value of One         Value of One              Annual
Accumulation         Accumulation           Maintenance                             Standard Average         Non-Standard Average *
  Unit on              Unit on                Charge             Withdrawal
   12/31/96             12/31/97              Factor               Charge            ERV        T            ERV          T
  1.5666074            1.9574405               0.001300               7.00%          1,178.18   17.82%       1,248.18     24.82%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P      = A hypothetical initial payment     $1,000

          T      = Average annual total return
                   =  (( ERV/P)  (1/n)) -1

          n      = Number of years                         1

          ERV    = Ending redeemable value of the hypothetical initial payment
                   =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM VALUE SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                    B                      C                   D
Value of One         Value of One              Annual
Accumulation         Accumulation           Maintenance                             Standard Average         Non-Standard Average *
  Unit on              Unit on                Charge             Withdrawal
   12/31/96             12/31/97              Factor               Charge            ERV         T            ERV         T
   1.7761179           2.1646140               0.001300                7.00%          1,147.43   14.74%       1,217.43    21.74%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P        = A hypothetical initial payment     $1,000

          T        = Average annual total return
                     =  (( ERV/P)  (1/n)) -1

          n        = Number of years                         1

          ERV      = Ending redeemable value of the hypothetical initial payment
                     =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS CAPITAL APPRECIATION SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                   B                   C                D
Value of One        Value of One          Annual
Accumulation        Accumulation       Maintenance                         Standard Average         Non-Standard Average *
  Unit on             Unit on             Charge         Withdrawal
    12/31/96            12/31/97          Factor           Charge           ERV        T            ERV         T
   1.7471787           2.2041955         0.001300             7.00%         1,190.27   19.03%       1,260.27    26.03%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P       = A hypothetical initial payment     $1,000

          T       = Average annual total return
                    =  (( ERV/P)  (1/n)) -1

          n       = Number of years                         1

          ERV     = Ending redeemable value of the hypothetical initial payment
                    =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS GROWTH & INCOME SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                   B                   C                D
Value of One        Value of One          Annual
Accumulation        Accumulation       Maintenance                         Standard Average         Non-Standard Average *
  Unit on             Unit on             Charge         Withdrawal
    12/31/96            12/31/97          Factor           Charge           ERV        T              ERV         T
   1.8589611           2.1288979          0.001300            7.00%         1,073.91   7.39%          1,143.91    14.39%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P    = A hypothetical initial payment     $1,000

          T    = Average annual total return
                 =  (( ERV/P)  (1/n)) -1

          n    = Number of years                         1

          ERV  = Ending redeemable value of the hypothetical initial payment
                 = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS QUALITY BOND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

    A                        B                   C           D
Value of One            Value of One          Annual
Accumulation             Accumulation       Maintenance               Standard Average        Non-Standard Average *
  Unit on                   Unit on           Charge     Withdrawal
    12/31/96                 12/31/97         Factor       Charge       ERV        T            ERV           T
   1.6310603                1.7571979        0.001300         7.00%     1,006.03   0.60%      1,076.03        7.60%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P     = A hypothetical initial payment     $  1,000

               T     = Average annual total return
                       =  (( ERV/P)  (1/n)) -1

               n     = Number of years                           1

               ERV = Ending redeemable value of the hypothetical initial payment
                     =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SMALL CAP SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                        B                 C            D
Value of One            Value of One          Annual
Accumulation             Accumulation       Maintenance               Standard Average        Non-Standard Average *
  Unit on                   Unit on           Charge     Withdrawal
    12/31/96                 12/31/97         Factor       Charge       ERV        T            ERV           T
  11.3233694               13.0166872       0.001300       7.00%      1,078.24     7.82%      1,148.24        14.82%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P     = A hypothetical initial payment      $  1,000

               T     = Average annual total return
                       =  (( ERV/P)   (1/n)) -1

               n     = Number of years                            1

               ERV = Ending redeemable value of the hypothetical initial payment
                     =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED AMERICAN LEADERS FUND II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                      B                   C           D
 Value of One           Value of One          Annual
 Accumulation           Accumulation        Maintenance               Standard Average     Non-Standard Average *
   Unit on                Unit on             Charge     Withdrawal
   12/31/96                12/31/97           Factor       Change        ERV      T          ERV           T
 1.5484771                2.0203820        0.001300       7.00%       1,233.45    23.35%   1,303.45        30.35%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P        = A hypothetical initial payment     $  1,000

          T        = Average annual total return
                     =  (( ERV/P)  (1/n)) -1

          n        =  Number of years                          1

          ERV   =  Ending redeemable value of the hypothetical initial payment
                   =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                       B                  C           D
 Value of One           Value of One          Annual
 Accumulation           Accumulation        Maintenance               Standard Average     Non-Standard Average *
   Unit on                Unit on             Charge     Withdrawal
   12/31/96                12/31/97           Factor       Charge        ERV      T         ERV           T
 1.1166266               1.1946835          0.001300       7.00%       998.60    -0.14%    1,068.60      6.86%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P     = A hypothetical initial payment  $1,000

               T     = Average annual total return
                       =  (( ERV/P)   (1/n)) -1

               n     = Number of years                      1

               ERV = Ending redeemable value of the hypothetical initial payment
                     =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED PRIME MONEY FUND II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                           B                C             D
Value of One               Value of One         Annual
Accumulation               Accumulation      Maintenance                      Standard Average      Non-Standard Average *
Unit on                       Unit on           Charge      Withdrawal
   12/31/96                     12/31/97        Factor         Charge           ERV         T          ERV          T
     1.1060508                  1.1607870       0.001300          7.00%         978.19      -2.18%   1,048.19         4.82%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial payment  $1,000

          T          = Average annual total return
                       =  (( ERV/P) (1/n)) -1

          n          = Number of years                      1

          ERV = Ending redeemable value of the hypothetical initial payment
                     =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO HIGH YIELD PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                       B              C             D
Value of One           Value of One       Annual
Accumulation           Accumulation     Maintenance                  Standard Average        Non-Standard Average *
Unit on                   Unit on         Charge       Withdrawal
   12/31/96                 12/31/97      Factor         Charge         ERV          T          ERV         T
  1.3534685                1.5649197      0.001300           7.00%  1,084.93          8.49%   1,154.93      15.49%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial payment     $ 1,000

          T          = Average annual total return
                       =  (( ERV/P) (1/n)) -1

          n           = Number of years                          1

          ERV = Ending redeemable value of the hypothetical initial payment
                       =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO INDUSTRIAL INCOME PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                   B                   C            D
Value of One        Value of One          Annual
Accumulation        Accumulation       Maintenance                  Standard Average      Non-Standard Average *
  Unit on             Unit on             Charge       Withdrawal
      12/31/96             12/31/97       Factor         Charge       ERV          T        ERV        T
     1.5461532           1.9528345        0.001300            7.00%   1,191.73     19.17%  1,261.73    26.17%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P               = A hypothetical initial payment     $1,000

          T               = Average annual total return
                            =  (( ERV/P) (1/n)) -1

          n                = Number of years                        1

          ERV = Ending redeemable value of the hypothetical initial payment
                            =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS EMERGING GROWTH SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

      A                  B                   C            D
Value of One        Value of One          Annual
Accumulation        Accumulation        Maintenance                Standard Average       Non-Standard Average *
Unit on               Unit on             Charge     Withdrawal
      12/31/96             12/31/97       Factor        Charge        ERV         T         ERV        T
     1.3458808            1.6172310       0.001300          7.00%   1,130.32      13.03%   1,200.32    20.03%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P               = A hypothetical initial payment     $1,000

          T               = Average annual total return
                            =  (( ERV/P) (1/n)) -1

          n                = Number of years                        1

          ERV = Ending redeemable value of the hypothetical initial payment
                            =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS GROWTH WITH INCOME SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                         B                    C                  D
Value of One              Value of One            Annual
Accumulation              Accumulation          Maintenance                         Standard Average         Non-Standard Average *
   Unit on                   Unit on              Charge           Withdrawal
     12/31/96                  12/31/97           Factor             Charge         ERV       T              ERV           T
   1.3043392                  1.6678654            0.001300             7.00%       1,207.41  20.74%         1,277.41      27.74%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P       = A hypothetical initial payment     $ 1,000

               T       = Average annual total return
                       =  (( ERV/P)  (1/n)) -1

               n       = Number of years                          1

               ERV = Ending redeemable value of the hypothetical initial payment
                       =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS RESEARCH SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                         B                    C              D
Value of One              Value of One            Annual
Accumulation              Accumulation          Maintenance                    Standard Average         Non-Standard Average *
   Unit on                  Unit on               Charge       Withdrawal
     12/31/96                 12/31/97            Factor         Charge        ERV         T           ERV           T
   1.3260925                 1.5719605             0.001300         7.00%      1,114.11    11.41%      1,184.11      18.41%

This calculation uses the formula:

               P ( 1 + T )n  =  ERV

Where:

               P       = A hypothetical initial payment     $  1,000

               T       = Average annual total return
                         =  (( ERV/P)  (1/n)) -1

               n       = Number of years                           1

               ERV = Ending redeemable value of the hypothetical initial payment
                       =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS UTILITIES SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                        B                   C                   D
Value of One              Value of One          Annual
Accumulation              Accumulation       Maintenance                        Standard Average           Non-Standard Average *
  Unit on                   Unit on               Charge         Withdrawal
    12/31/96                  12/31/97            Factor           Charge         ERV         T              ERV           T
     1.5430371            2.0028876          0.001300          7.00%            1,226.72    22.67%         1,296.72      29.67%

This calculation uses the formula:

               P ( 1 + T )n  =  ERV

Where:

               P           = A hypothetical initial payment     $1,000

               T           = Average annual total return
                             =  (( ERV/P)  (1/n)) -1

               n           = Number of years                         1

               ERV = Ending redeemable value of the hypothetical initial payment
                             =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
WARBURG INTERNATIONAL EQUITY SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/97

     A                         B                    C                 D
Value of One              Value of One            Annual
Accumulation              Accumulation         Maintenance                       Standard Average           Non-Standard Average *
  Unit on                   Unit on               Charge          Withdrawal
    12/31/96                  12/31/97            Factor            Charge         ERV            T           ERV              T
     1.1551834            1.1129673            0.001300           7.00%          892.16         -10.78%     962.16           -3.78%

This calculation uses the formula:

               P ( 1 + T )n  =  ERV

Where:

               P           = A hypothetical initial payment        $ 1,000

               T           = Average annual total return
                             =  (( ERV/P)  (1/n)) -1

               n           = Number of years                             1

               ERV = Ending redeemable value of the hypothetical initial payment
                             =  P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM GROWTH SUBACCOUNT
THREE YEAR PERIOD ENDING  12/31/97

                             A              B             C             D
                        Value of One    Value of One    Annual
                        Accumulation    Accumulation   Maintenance               Standard Average       Non-Standard  Average *
                        at Beginning       at End         Charge      Withdrawal
       Period             of Period      of Period       Factor        Charge        ERV(n)     T        ERV(n)        T
12/31/94 to 12/31/95      1.0541496        1.3999064     0.001300                  1,326.70
12/31/95 to 12/31/96      1.3999064        1.5666074     0.001300                  1,482.95
12/31/96 to 12/31/97      1.5666074        1.9574405     0.001300          6.00%   1,790.99     21.44%   1,850.99      22.78%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P         = A hypothetical initial pay  $1,000
                           =  ERV(0)

               T         = Average annual total return
                           =  (( ERV(3)/P)  (1/3)) -1

               n         = Number of years

               ERV(n)= Ending redeemable value at the end of year n
                         =  ERV(n-1) x for n = 1 to 2
                         =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM VALUE SUBACCOUNT
THREE YEAR PERIOD ENDING  12/31/97

                             A              B             C             D
                        Value of One    Value of One    Annual
                        Accumulation    Accumulation   Maintenance               Standard Average       Non-Standard  Average *
                        at Beginning       at End         Charge      Withdrawal
       Period             of Period      of Period       Factor        Charge        ERV(n)     T        ERV(n)        T
12/31/94 to 12/31/95       1.1668255      1.5665539     0.001300                  1,341.28
12/31/95 to 12/31/96       1.5665539      1.7761179     0.001300                  1,518.96
12/31/96 to 12/31/97       1.7761179      2.1646140     0.001300          6.00%   1,789.23    21.40%     1,849.23     22.74%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P         = A hypothetical initial pay  $1,000
                           =  ERV(0)

               T         = Average annual total return
                           =  (( ERV(3)/P)  (1/3)) -1

               n         = Number of years

               ERV(n) = Ending redeemable value at the end of year n
                         =  ERV(n-1) x for n = 1 to 2
                         =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS CAPITAL APPRECIATION SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                                  A             B            C             D
                            Value of One   Value of One    Annual
                            Accumulation   Accumulation  Maintenance               Standard Average      Non-Standard Average *
                            at Beginning    at End         Charge      Withdrawal
     Period                   of Period    of Period       Factor        Charge       ERV(n)     T       ERV(n)     T
12/31/94 to 12/31/95          1.0730251     1.4121625     0.001300                    1,314.76
12/31/95 to 12/31/96          1.4121625     1.7471787     0.001300                    1,624.96
12/31/96 to 12/31/97          1.7471787     2.2041955     0.001300        6.00%       1,987.89   25.74%  2,047.89   26.99%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:

                P            = A hypothetical initial pay     $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(3)/P)  (1/3)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                             =  ERV(n-1) x for n = 1 to 2
                             =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS GROWTH & INCOME SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                                  A            B            C            D
                            Value of One  Value of One    Annual
                            Accumulation  Accumulation  Maintenance               Standard Average     Non-Standard Average *
                            at Beginning     at End       Charge     Withdrawal
      Period                  of Period    of Period      Factor       Charge        ERV(n)     T       ERV(n)      T
12/31/94 to 12/31/95           0.9769943     1.5619365     0.001300                 1,597.42
12/31/95 to 12/31/96           1.5619365     1.8589611     0.001300                 1,899.11
12/31/96 to 12/31/97           1.8589611     2.1288979     0.001300     6.00%       2,112.41   28.31%    2,172.41    29.51%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:

                P            = A hypothetical initial pay       $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(3)/P)   (1/3)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                             =  ERV(n-1) x for n = 1 to 2
                             =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS QUALITY BOND SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                            A                 B                C             D
                       Value of One      Value of One        Annual
                       Accumulation      Accumulation     Maintenance                  Standard Average    Non-Standard Average *
                       at Beginning        at End           Charge       Withdrawal
        Period          of Period         of Period         Factor         Charge       ERV(n)     T       ERV(n)     T
12/31/94 to 12/31/95    1.3538574        1.6060230        0.001300                    1,184.96
12/31/95 to 12/31/96    1.6060230        1.6310603        0.001300                    1,201.89
12/31/96 to 12/31/97    1.6310603        1.7571979        0.001300         6.00%      1,233.28     7.24%   1,293.28   8.95%

This calculation uses the formula:

          P ( 1 + T )n  =  ERV

Where:

          P      = A hypothetical initial pay       $1,000
                   =  ERV(0)

          T      = Average annual total return
                   =  (( ERV(3)/P)  (1/3)) -1

          n      = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                   =  ERV(n-1) x for n = 1 to 2
                   =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SMALL CAP SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97


                                 A              B            C              D
                           Value of One    Value of One   Annual
                           Accumulation    Accumulation   Maintenance                 Standard Average     Non-Standard Average *
                           at Beginning      at End       Charge        Withdrawal
        Period             of Period       of Period      Factor          Charge        ERV(n)    T        ERV(n)      T
12/31/94 to 12/31/95        7.7374261         9.8615689     0.001300                   1,273.23
12/31/95 to 12/31/96        9.8615689        11.3233694     0.001300                   1,460.31
12/31/96 to 12/31/97       11.3233694        13.0166872     0.001300      6.00%        1,616.78   17.37%  1,676.78     18.80%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P     = A hypothetical initial pay    $1,000
                  =  ERV(0)


          T     = Average annual total return
                  = (( ERV(3)/P) (1/3)) -1

          n      = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                 = ERV(n-1) x for n = 1 to 2
                 = ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard arverage annual return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED AMERICAN LEADERS FUND II SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97


                           A              B               C               D
                     Value of One     Value of One      Annual
                     Accumulation     Accumulation     Maintenance                  Standard Average       Non-Standard Average *
                     at Beginning      at End            Charge        Withdrawal
        Period        of Period      of Period           Factor          Charge       ERV(n)      T        ERV(n)       T
12/31/94 to 12/31/95  0.9805473      1.2872669            0.001300                      1,311.50
12/31/95 to 12/31/96  1.2872669      1.5484771            0.001300                      1,575.93
12/31/96 to 12/31/97  1.5484771      2.0203820            0.001300       6.00%          1,994.15  25.87%   2,054.15     27.12%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P           = A hypothetical initial pay       $1,000
                        =  ERV(0)
          T           = Average annual total return
                        = (( ERV(3)/P)  (1/3)) -1

          n           = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                      =  ERV(n-1) x for n = 1 to 2
                      =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                                A           B              C            D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation  Maintenance               Standard Average    Non-Standard Average *
                         at Beginning     at End        Charge      Withdrawal
     Period                of Period    of Period       Factor        Charge       ERV(n)     T     ERV(n)            T
12/31/94 to 12/31/95         1.0141877  1.0872824        0.001300                 1,070.77
12/31/95 to 12/31/96         1.0872824  1.1166266        0.001300                 1,098.28
12/31/96 to 12/31/97         1.1166266  1.1946835        0.001300         6.00%   1,113.63    3.65% 1,173.63          5.48%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial pay       $1,000
                       =  ERV(0)


          T          = Average annual total return
                       =  (( ERV(3)/P)  (1/3)) -1

          n          = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                     =  ERV(n-1) x for n = 1 to 2
                     =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED PRIME MONEY FUND II SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                               A             B            C            D
                         Value of One   Value of One    Annual
                         Accumulation   Accumulation Maintenance             Standard Average       Non-Standard Average *
                         at Beginning     at End      Charge     Withdrawal
     Period                of Period    of Period     Factor       Charge      ERV(n)      T        ERV(n)      T
12/31/94 to 12/31/95         1.0038000    1.0558918  0.001300                1,050.59
12/31/95 to 12/31/96         1.0558918    1.1060508  0.001300                1,099.14
12/31/96 to 12/31/97         1.1060508    1.1607870  0.001300       6.00%    1,092.10      2.98%    1,152.10     4.83%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial pay       $1,000
                       =  ERV(0)

          T          = Average annual total return
                       =  (( ERV(3)/P)  (1/3)) -1

          n          = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                     =  ERV(n-1) x for n = 1 to 2
                     =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO HIGH YIELD PORTFOLIO SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97

                               A            B           C            D
                         Value of One  Value of One   Annual
                         Accumulation  Accumulation Maintenance                 Standard Average      Non-Standard Average *
                         at Beginning     at End      Charge      Withdrawal
Period                     of Period     of Period    Factor        Charge        ERV(n)      T       ERV(n)          T
12/31/94 to 12/31/95         0.9975882    1.1777487   0.001300                    1,179.30
12/31/95 to 12/31/96         1.1777487    1.3534685   0.001300                    1,353.71
12/31/96 to 12/31/97         1.3534685    1.5649197   0.001300          6.00%     1,503.44    14.56%  1,563.44       16.06%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P          = A hypothetical initial pay    $1,000
                             =  ERV(0)

                T          = Average annual total return
                             =  (( ERV(3)/P)  (1/3)) -1

                n          = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                           =  ERV(n-1) x for n = 1 to 2
                           =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO INDUSTRIAL INCOME PORTFOLIO SUBACCOUNT
THREE YEAR PERIOD ENDING    12/31/97


                              A            B             C            D
                         Value of One   Value of One   Annual
                         Accumulation   Accumulation  Maintenance                 Standard Average        Non-Standard Average *
                         at Beginning      at End      Charge      Withdrawal
     Period                of Period     of Period     Factor        Charge         ERV(n)      T         ERV(n)      T
12/31/94 to 12/31/95         1.0067476    1.2828717   0.001300                    1,272.97
12/31/95 to 12/31/96         1.2828717    1.5461532   0.001300                    1,532.57
12/31/96 to 12/31/97         1.5461532    1.9528345   0.001300        6.00%       1,873.68      23.28%    1,933.68    24.58%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial pay       $1,000
                       =  ERV(0)


          T          = Average annual total return
                       =  (( ERV(3)/P) (1/3)) -1

          n          = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                     =  ERV(n-1) x for n = 1 to 2
                     =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

                                                                    Exhibit 13
STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS QUALITY BOND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/97


                                  A             B             C            D
                            Value of One    Value of One    Annual
                            Accumulation    Accumulation  Maintenance                 Standard Average     Non-Standard Average *
                            at Beginning      at End         Charge     Withdrawal
       Period                 of Period     of Period        Factor       Charge         ERV(n)      T      ERV(n)        T
12/31/92 to 12/31/93          1.2669636     1.4400671      0.001300                    1,135.33
12/31/93 to 12/31/94          1.4400671     1.3538574      0.001300                    1,065.89
12/31/94 to 12/31/95          1.3538574     1.6060230      0.001300                    1,263.03
12/31/95 to 12/31/96          1.6060230     1.6310603      0.001300                    1,281.08
12/31/96 to 12/31/97          1.6310603     1.7571979      0.001300         3.00%      1,348.48    6.16%    1,378.48     6.63%

This calculation uses the formula:

                 P ( 1 + T ) n  =  ERV
Where:

                 P            = A hypothetical initial pay       $1,000
                                =  ERV(0)

                 T            = Average annual total return
                                =  (( ERV(5)/P)   (1/5)) -1

                 n            = Number of years

                 ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 4
                              =  ERV(4) x ((for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SMALL CAP SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/97

                                  A            B             C             D
                            Value of One  Value of One     Annual
                            Accumulation  Accumulation  Maintenance                 Standard Average      Non-Standard Average *
                            at Beginning     at End        Charge      Withdrawal
      Period                  of Period    of Period       Factor        Charge        ERV(n)     T       ERV(n)       T
12/31/92 to 12/31/93           4.3935482     7.2878961     0.001300                  1,657.47
12/31/93 to 12/31/94           7.2878961     7.7374261     0.001300                  1,757.55
12/31/94 to 12/31/95           7.7374261     9.8615689     0.001300                  2,237.77
12/31/95 to 12/31/96           9.8615689    11.3233694     0.001300                  2,566.57
12/31/96 to 12/31/97          11.3233694    13.0166872     0.001300         3.00%    2,917.04   23.88%   2,947.04      24.13%

This calculation uses the formula:

                 P ( 1 + T ) n  =  ERV
Where:

                 P            = A hypothetical initial pay       $1,000
                                =  ERV(0)


                 T            = Average annual total return
                                =  (( ERV(5)/P)   (1/5)) -1

                 n            = Number of years

                 ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 4
                              =  ERV(4) x ((for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM GROWTH SUBACCOUNT
4.66  YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                                   A             B            C            D
                             Value of One  Value of One    Annual
                             Accumulation  Accumulation  Maintenance               Standard Average      Non-Standard Average *
                             at Beginning    at End        Charge     Withdrawal
        Period                 of Period    of Period      Factor       Charge          ERV(n)  T        ERV(n)      T
05/05/93 to 12/31/93         1.0000000     1.0964469    0.000855                  1,095.59
12/31/93 to 12/31/94         1.0964469     1.0541496    0.001300                  1,051.90
12/31/94 to 12/31/95         1.0541496     1.3999064    0.001300                  1,395.56
12/31/95 to 12/31/96         1.3999064     1.5666074    0.001300                  1,559.92
12/31/96 to 12/31/97         1.5666074     1.9574405    0.001300        4.00%     1,907.06      14.86%   1,947.06    15.37%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:
                P            = A hypothetical initial pay   $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(5)/P)   (1/4.66)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                             =  ERV(n-1) x for n = 1 to 4
                             =  ERV(4) x ((for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM VALUE SUBACCOUNT
4.66 YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                                   A             B            C            D
                             Value of One  Value of One    Annual
                             Accumulation  Accumulation  Maintenance                 Standard Average     Non-Standard Average *
                             at Beginning     at End       Charge      Withdrawal
        Period                 of Period    of Period      Factor      Charge          ERV(n)     T       ERV(n)        T
05/05/93 to 12/31/93         1.0000000      1.1376365    0.000855                    1,136.78
12/31/93 to 12/31/94         1.1376365      1.1668255    0.001300                    1,164.47
12/31/94 to 12/31/95         1.1668255      1.5665539    0.001300                    1,561.88
12/31/95 to 12/31/96         1.5665539      1.7761179    0.001300                    1,768.79
12/31/96 to 12/31/97         1.7761179      2.1646140    0.001300        4.00%       2,113.38     17.42%  2,153.38      17.89%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P            = A hypothetical initial pay       $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(5)/P)  (1/4.66)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                               =  ERV(n-1) x for n = 1 to 4
                               =  ERV(4) x ((for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS CAPITAL APPRECIATION SUBACCOUNT
4.74  YEAR PERIOD (Life of Subaccount) ENDING 12/3/97



                            A              B                C          D
                         Value of One   Value of One      Annual
                         Accumulation   Accumulation      Maintenance              Standard Average           Non-Standard Average *
                         at Beginning      at End          Charge      Withdrawal
        Period           of Period        of Period         Factor       Charge          ERV(n)       T       ERV(n)      T
04/05/93 to 12/31/93      1.0000000       1.0563149         0.000962                       1,055.35
12/31/93 to 12/31/94      1.0563149       1.0730251         0.001300                       1,070.68
12/31/94 to 12/31/95      1.0730251       1.4121625         0.001300                       1,407.68
12/31/95 to 12/31/96      1.4121625       1.7471787         0.001300                       1,739.80
12/31/96 to 12/31/97      1.7471787       2.2041955         0.001300          4.00%        2,152.63   17.55%  2,192.63    18.00%

This calculation uses the formula:


           P ( 1 + T ) n  =  ERV

Where:

          P        = A hypothetical initial pay       $1,000
                     =  ERV(0)


          T        = Average annual total return
                     =  (( ERV(5)/P) (1/4.74)) -1

          n         = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                     =  ERV(n-1) x for n = 1 to 4
                     =  ERV(4) x ((for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS GROWTH & INCOME SUBACCOUNT
3.67  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                                 A             B           C                D
                           Value of One   Value of One   Annual
                           Accumulation   Accumulation  Maintenance               Standard Average    Non-Standard Average *
                           at Beginning       at End     Charge         Withdrawal
        Period              of Period       of Period    Factor           Charge       ERV(n)    T       ERV(n)        T
05/02/94 to 12/31/94       1.0000000       0.9769943        0.000865                    976.13
12/31/94 to 12/31/95       0.9769943       1.5619365        0.001300                  1,559.28
12/31/95 to 12/31/96       1.5619365       1.8589611        0.001300                  1,853.78
12/31/96 to 12/31/97       1.8589611       2.1288979        0.001300         6.00%    2,060.55      21.78%  2,120.55      22.74%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P       = A hypothetical initial pay          $1,000
                    =  ERV(0)

          T       = Average annual total return
                    =  (( ERV(4)/P) (1/3.67)) -1

          n       = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                    =  ERV(n-1) x for n = 1 to 3
                    =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0 %.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS QUALITY BOND SUBACCOUNT
7.34  YEAR PERIOD (Life of Subaccount) ENDING   12/31/97

                                  A             B             C             D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation  Maintenance               Standard Average         Non-Standard Average *
                             at Beginning     at End        Charge     Withdrawal
        Period                 of Period    of Period       Factor       Charge        ERV(n)    T          ERV(n)       T
08/31/90 to 12/31/90         1.0000000     1.0253126     0.000435                  1,024.88
12/31/90 to 12/31/91         1.0253126     1.1467901     0.001300                  1,144.97
12/31/91 to 12/31/92         1.1467901     1.2669636     0.001300                  1,263.47
12/31/92 to 12/31/93         1.2669636     1.4400671     0.001300                  1,434.45
12/31/93 to 12/31/94         1.4400671     1.3538574     0.001300                  1,346.71
12/31/94 to 12/31/95         1.3538574     1.6060230     0.001300                  1,595.80
12/31/95 to 12/31/96         1.6060230     1.6310603     0.001300                  1,618.60
12/31/96 to 12/31/97         1.6310603     1.7571979     0.001300         0.00%    1,741.67      7.85%      1,741.67     7.85%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:
                P            = A hypothetical initial pay    $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(8)/P)   (1/7.34)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 7
                              =  ERV(7) x ((for n = 8

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SMALL CAP SUBACCOUNT
7.34  YEAR PERIOD (Life of Subaccount) ENDING   12/31/97

                                  A             B              C             D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation   Maintenance                   Standard Average     Non-Standard Average *
                             at Beginning     at End        Charge       Withdrawal
        Period                 of Period     of Period      Factor         Charge          ERV(n)    T       ERV(n)        T
08/31/90 to 12/31/90         1.0000000     1.0162223      0.000435                       1,015.79
12/31/90 to 12/31/91         1.0162223     2.6023398      0.001300                       2,599.91
12/31/91 to 12/31/92         2.6023398     4.3935482      0.001300                       4,386.06
12/31/92 to 12/31/93         4.3935482     7.2878961      0.001300                       7,269.77
12/31/93 to 12/31/94         7.2878961     7.7374261      0.001300                       7,708.73
12/31/94 to 12/31/95         7.7374261     9.8615689      0.001300                       9,814.98
12/31/95 to 12/31/96         9.8615689    11.3233694      0.001300                      11,257.11
12/31/96 to 12/31/97        11.3233694    13.0166872      0.001300          0.00%       12,925.89  41.72%    12,925.89     41.72%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:
                P            = A hypothetical initial pay    $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(8)/P)   (1/7.34)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 7
                              =  ERV(7) x ((for n = 8

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED AMERICAN LEADERS FUND II SUBACCOUNT
3.92  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                                   A             B            C              D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation   Maintenance               Standard Average       Non-Standard Average *
                             at Beginning     at End       Charge       Withdrawal
        Period                of Period     of Period      Factor         Charge     ERV(n)        T       ERV(n)        T
02/01/94 to 12/31/94         1.0000000     0.9805473      0.001186                     979.36
12/31/94 to 12/31/95         0.9805473     1.2872669      0.001300                   1,284.44
12/31/95 to 12/31/96         1.2872669     1.5484771      0.001300                   1,543.40
12/31/96 to 12/31/97         1.5484771     2.0203820      0.001300          6.00%    1,951.75     18.63%   2,011.75      19.55%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV
Where:
                P            = A hypothetical initial pay       $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(4)/P)   (1/3.92)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 3
                              =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED EQUITY INCOME FUND II SUBACCOUNT
0.99  YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                                    A           B              C          D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation  Maintenance                Standard Average      Non-Standard Average *
                             at Beginning     at End        Charge    Withdrawal
        Period                 of Period    of Period       Factor      Charge       ERV(n)     T         ERV(n)           T
01/02/97 to 12/31/97         1.0000000     1.2305242     0.001293          7.00%    1,159.23    16.02%    1,229.23         23.06%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P            = A hypothetical initial pay      $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(1)/P)  (1/0.99)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n

                              =  ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II SUBACCOUNT
3.76  YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                             A              B             C           D
                        Value of One     Value of One   Annual
                        Accumulation     Accumulation  Maintenance             Standard Average       Non-Standard Average *
                        at Beginning        at End      Charge     Withdrawal
        Period            of Period      of Period      Factor      Charge        ERV(n)     T        ERV(n)      T
03/28/94 to 12/31/94       1.0000000      1.0141877     0.000990                1,013.20
12/31/94 to 12/31/95       1.0141877      1.0872824     0.001300                1,084.90
12/31/95 to 12/31/96       1.0872824      1.1166266     0.001300                1,112.77
12/31/96 to 12/31/97       1.1166266      1.1946835     0.001300       6.00%    1,129.11    3.28%     1,189.11     4.71%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P   A hypothetical initial pay       $1,000
                            =  ERV(0)

                T         = Average annual total return
                            =  (( ERV(4)/P)   (1/3.76)) -1

                n          = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                            =  ERV(n-1) x for n = 1 to 3
                            =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
FEDERATED PRIME MONEY FUND II SUBACCOUNT
3.12  YEAR PERIOD (Life of Subaccount) ENDING   12/31/97

                                  A             B             C             D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation   Maintenance               Standard Average       Non-Standard  Average *
                             at Beginning    at End         Charge      Withdrawal
        Period                of Period     of Period       Factor       Charge       ERV(n)      T        ERV(n)      T
11/18/94 to 12/31/94        1.0000000      1.0038000      0.000153                  1,003.65
12/31/94 to 12/31/95        1.0038000      1.0558918      0.001300                  1,054.43
12/31/95 to 12/31/96        1.0558918      1.1060508      0.001300                  1,103.14
12/31/96 to 12/31/97        1.1060508      1.1607870      0.001300        6.00%     1,096.30   2.99%       1,156.30    4.76%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P          = A hypothetical initial pay       $ 1,000
                             =  ERV(0)

                T          = Average annual total return
                             =  (( ERV(4)/P)   (1/3.12)) -1

                n          = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                             =  ERV(n-1) x for n = 1 to 3
                             =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO DYNAMICS PORTFOLIO SUBACCOUNT
0.35  YEAR PERIOD (Life of Subaccount) ENDING     12/31/97

                              A             B             C            D
                         Value of One   Value of One    Annual
                         Accumulation   Accumulation   Maintenance                Standard Average      Non-Standard Average *
                         at Beginning     at End        Charge      Withdrawal
        Period             of Period     of Period      Factor        Charge         ERV(n)     T        ERV(n)      T

08/25/97 to 12/31/97          1.0000000   1.0289235   0.000456        7.00%         958.47     -11.39%    1,028.47    8.33%

This calculation uses the formula:

               P ( 1 + T ) n  =  ERV

Where:

               P            = A hypothetical initial pay       $1,000
                              =  ERV(0)

               T            = Average annual total return
                              =  (( ERV(1)/P)  (1/0.35))       -1

               n            = Number of years

               ERV(n) = Ending redeemable value at the end of year n
                            =  ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO HIGH YIELD PORTFOLIO SUBACCOUNT
3.60 YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                                 A             B               C            D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation    Maintenance             Standard Average       Non-Standard Average *
                             at Beginning    at End          Charge     Withdrawal
        Period                of Period     of Period        Factor       Charge     ERV(n)       T         ERV(n)    T
05/27/94 to 12/31/94         1.0000000       0.9975882        0.000776                996.81
12/31/94 to 12/31/95         0.9975882       1.1777487        0.001300              1,175.54
12/31/95 to 12/31/96         1.1777487       1.3534685        0.001300              1,349.40
12/31/96 to 12/31/97         1.3534685       1.5649197        0.001300      6.00%   1,498.46    11.89%   1,558.46   13.12%

This calculation uses the  formula:

                     P ( 1 + T ) n  =  ERV

Where:

                     P     = A hypothetical initial pay       $  1,000
                             =  ERV(0)

                     T     = Average annual total return
                             =  (( ERV(4)/P)  (1/3.60)) -1

                     n     = Number of years

                     ERV(n =  Ending redeemable value at the end of year n
                           =  ERV(n-1) x for n = 1 to 3
                           =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO INDUSTRIAL INCOME PORTFOLIO SUBACCOUNT
3.39  YEAR PERIOD (Life of Subaccount) ENDING     12/31/97

                               A            B            C          D
                         Value of One  Value of One    Annual
                         Accumulation  Accumulation Maintenance                Standard Average     Non-Standard Average *
                         at Beginning      at End     Charge     Withdrawal
        Period             of Period     of Period    Factor       Charge        ERV(n)      T      ERV(n)      T
08/10/94 to 12/31/94         1.0000000  1.0067476   0.000509                    1,006.24
12/31/94 to 12/31/95         1.0067476  1.2828717   0.001300                    1,280.91
12/31/95 to 12/31/96         1.2828717  1.5461532   0.001300                    1,542.13
12/31/96 to 12/31/97         1.5461532  1.9528345   0.001300          6.00%     1,885.75     20.55% 1,945.75    21.66%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial pay       $1,000
                       =  ERV(0)

          T          = Average annual total return
                       =  (( ERV(4)/P)  (1/3.39)) -1

          n          = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                       =  ERV(n-1) x for n = 1 to 3
                       =  ERV(3) x ((for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS EMERGING GROWTH SERIES SUBACCOUNT
2.44  YEAR PERIOD (Life of Subaccount) ENDING          12/31/97

                               A            B            C          D
                         Value of One  Value of One    Annual
                         Accumulation  Accumulation Maintenance                Standard Average     Non-Standard Average *
                         at Beginning      at End     Charge     Withdrawal
        Period             of Period     of Period    Factor       Charge        ERV(n)      T      ERV(n)      T
07/24/95 to 12/31/95         1.0000000    1.1669707   0.000568                   1,166.40
12/31/95 to 12/31/96         1.1669707    1.3458808   0.001300                   1,343.71
12/31/96 to 12/31/97         1.3458808    1.6172310   0.001300        6.00%      1,552.88    19.77%  1,612.88   21.65%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P          = A hypothetical initial pay       $1,000
                       =  ERV(0)

          T          = Average annual total return
                       =  (( ERV(3)/P)  (1/2.44)) -1

          n          = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                       =  ERV(n-1) x for n = 1 to 2
                       =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS GROWTH WITH INCOME SERIES SUBACCOUNT
2.23  YEAR PERIOD (Life of Subaccount) ENDING   12/31/97

                                  A                    B             C          D
                             Value of One         Value of One     Annual
                             Accumulation         Accumulation  Maintenance              Standard Average    Non-Standard Average *
                             at Beginning              at End     Charge     Withdrawal
        Period                 of Period           of Period      Factor        Charge    ERV(n)      T       ERV(n)      T
10/09/95 to 12/31/95            1.0000000           1.0630899     0.000296                1,062.79
12/31/95 to 12/31/96            1.0630899           1.3043392     0.001300                1,302.59
12/31/96 to 12/31/97            1.3043392           1.6678654     0.001300          6.00% 1,603.94     23.60%  1,663.94   25.65%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV
Where:

          P            = A hypothetical initial pay    $1,000
                         =  ERV(0)

          T            = Average annual total return
                         =  (( ERV(3)/P)   (1/2.23)) -1

          n            = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                       =  ERV(n-1) x for n = 1 to 2
                       =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS RESEARCH SERIES SUBACCOUNT
2.44  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                                   A                   B              C           D
                             Value of One         Value of One     Annual
                             Accumulation         Accumulation  Maintenance             Standard Average    Non-Standard Average  *
                             at Beginning            at End        Charge    Withdrawal
        Period                 of Period           of Period       Factor      Charge     ERV(n)      T     ERV(n)       T
07/26/95 to 12/31/95            1.0000000           1.0996206     0.000563              1,099.06
12/31/95 to 12/31/96            1.0996206           1.3260925     0.001300              1,323.99
12/31/96 to 12/31/97            1.3260925           1.5719605     0.001300        6.00% 1,507.74       18.36% 1,567.74   20.27%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P            = A hypothetical initial pay       $1,000
                         =  ERV(0)

          T            = Average annual total return
                         =  (( ERV(3)/P)   (1/2.44)) -1

          n            = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                         =  ERV(n-1) x for n = 1 to 2
                         =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS UTILITIES SERIES SUBACCOUNT
2.99  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                                   A             B              C          D
                             Value of One  Value of One      Annual
                             Accumulation  Accumulation   Maintenance               Standard Average      Non-Standard Average *
                             at Beginning     at End         Charge     Withdrawal
        Period                 of Period     of Period       Factor       Charge      ERV(n)     T        ERV(n)       T
01/03/95 to 12/31/95         1.0000000     1.3209189      0.001289                  1,319.63
12/31/95 to 12/31/96         1.3209189     1.5430371      0.001300                  1,539.82
12/31/96 to 12/31/97         1.5430371     2.0028876      0.001300          6.00%   1,936.70     24.70%  1,996.70      25.98%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P            = A hypothetical initial pay    $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(3)/P)   (1/2.99)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n
                              =  ERV(n-1) x for n = 1 to 2
                              =  ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
SCUDDER GLOBAL DISCOVERY SUBACCOUNT
0.67  YEAR PERIOD (Life of Subaccount) ENDING   12/31/97

                                   A             B            C             D
                             Value of One  Value of One    Annual
                             Accumulation  Accumulation  Maintenance                 Standard Average      Non-Standard Average *
                             at Beginning     at End       Charge      Withdrawal
        Period                 of Period    of Period      Factor        Charge         ERV(n)     T       ERV(n)           T
05/02/97 to 12/31/97         1.0000000     1.1201069     0.000865            7.00%   1,049.24      7.49%   1,119.24         18.44%

This calculation uses the formula:

                P ( 1 + T ) n  =  ERV

Where:

                P            = A hypothetical initial pay      $1,000
                               =  ERV(0)

                T            = Average annual total return
                               =  (( ERV(1)/P)   (1/0.67)) -1

                n            = Number of years

                ERV(n) = Ending redeemable value at the end of year n

                              =  ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT
0.65  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                                   A             B             C           D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation   Maintenance             Standard Average     Non-Standard Average *
                             at Beginning     at End        Charge    Withdrawal
        Period                 of Period    of Period       Factor      Charge     ERV(n)     T        ERV(n)     T
05/08/97 to 12/31/97         1.0000000      1.0161144      0.000844        7.00%  945.27     -8.30%    1,015.27   2.36%

This calculation uses the formula:

              P ( 1 + T ) n  =  ERV

Where:

              P              = A hypothetical initial pay       $1,000
                               =  ERV(0)

              T              = Average annual total return
                               =  (( ERV(1)/P)   (1/0.65)) -1

              n              = Number of years

              ERV(n) = Ending redeemable value at the end of year n

                             =  ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
WARBURG FIXED INCOME SUBACCOUNT
0.75  YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                                   A             B             C           D
                             Value of One  Value of One     Annual
                             Accumulation  Accumulation  Maintenance                Standard Average     Non-Standard Average *
                             at Beginning     at End       Charge      Withdrawal
        Period                 of Period    of Period      Factor        Charge       ERV(n)     T       ERV(n)         T
03/31/97 to 12/31/97         1.0000000     1.0780773     0.000979           7.00%   1,007.10     0.94%   1,077.10       10.36%

This calculation uses the formula:

                 P ( 1 + T ) n  =  ERV

Where:

                 P            = A hypothetical initial pay      $1,000
                                =  ERV(0)

                 T            = Average annual total return
                                =  (( ERV(1)/P)   (1/0.75)) -1

                 n            = Number of years

                 ERV(n) = Ending redeemable value at the end of year n

                               =  ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
WARBURG GLOBAL FIXED SUBACCOUNT
0.75  YEAR PERIOD (Life of Subaccount) ENDING  12/31/97

                            A                B                 C             D
                       Value of One      Value of One        Annual
                       Accumulation      Accummulation     Maintenance                   Standard Average     Non-Standard Average *
                       at Beginning         at End           Charge        Withdrawal
        Period          of Period          of Period         Factor          Charge        ERV(n)     T         ERV(n)        T
03/31/97 to 12/31/97      1.0000000        1.0153955         0.000979           7.00%     944.42      -7.31%   1,014.42       1.92%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P      = A hypothetical initial pay       $1,000
                   =  ERV(0)

          T      = Average annual total return
                   =  (( ERV(1)/P) (1/0.75)) -1

          n      = Number of years

          ERV(n) = Ending redeemable value at the end of year n

                 = ERV(0) x ((for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
WARBURG INTERNATIONAL EQUITY SUBACCOUNT
2.51  YEAR PERIOD (Life of Subaccount) ENDING    12/31/97

                            A                B                 C             D
                       Value of One      Value of One        Annual
                       Accumulation      Accumulation      Maintenance                   Standard Average     Non-Standard Average *
                       at Beginning         at End           Charge        Withdrawal
        Period          of Period          of Period         Factor          Charge        ERV(n)     T         ERV(n)      T
06/30/95 to 12/31/95       1.0000000       1.0654565        0.000655                      1,064.80
12/31/95 to 12/31/96       1.0654565       1.1551834        0.001300                      1,153.09
12/31/96 to 12/31/97       1.1551834       1.1129673        0.001300         6.00%        1,049.45    1.94%    1,109.45     4.23%

This calculation uses the formula:

          P ( 1 + T ) n  =  ERV

Where:

          P      = A hypothetical initial pay       $1,000
                   = ERV(0)

          T      = Average annual total return
                   = (( ERV(3)/P) (1/2.51)) -1

          n      = Number of years

          ERV(n) = Ending redeemable value at the end of year n
                 = ERV(n-1) x for n = 1 to 2
                 = ERV(2) x ((for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

TABLE 1

RETIREMAP   UNIT VALUES   AFTER 1.40% LV AND ADMIN

                                    DREYFUS     DREYFUS    DREYFUS     DREYFUS       FED.       FED.         FED.        FED.
             AIM         AIM        CAPITAL     GROWTH     QUALITY      SMALL      AMERICAN    EQUITY      US GOVT.     PRIME
VALUATION   GROWTH      VALUE        APPR.     & INCOME      BOND        CAP      LEADERS II  INCOME II     SEC. II    MONEY II
DATE         (A)         (A)          (A)         (A)        (A)         (A)         (A)         (A)          (A)        (A)
--------- ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
08/31/90                                                           1           1
12/31/90                                                  1.02531258  1.01622228
12/31/91                                                  1.14679007   2.6023398
12/31/92                                                  1.26696361  4.39354821
04/05/93                                   1
05/05/93           1           1
12/31/93  1.09644691  1.13763647  1.05631485              1.44006705  7.28789607
02/01/94                                                                                   1
03/28/94                                                                                                           1
05/02/94                                               1
05/27/94
08/10/94
11/18/94                                                                                                                       1
12/31/94  1.05414955  1.16682551  1.07302514  0.97699426  1.35385744  7.73742611  0.98054725              1.01418765      1.0038
01/03/95
06/30/95
07/24/95
07/26/95
10/09/95
12/31/95  1.39990641  1.56655387  1.41216252  1.56193048  1.60602299  9.86156891  1.28726687              1.08728235  1.05589184
12/31/96  1.56660741  1.77611791  1.74717872  1.85896107  1.63106034  11.3233694  1.54847707              1.11662662  1.10605078
01/02/97                                                                                               1
03/31/97
05/02/97
05/08/97
08/25/97
12/31/97  1.95744046  2.16461401  2.20419551  2.12889786  1.75719794  13.0166872  2.02038204  1.23052419  1.19468352    1.160787

                       INVESCO     INVESCO        MFS        MFS                               SCUDDER     SCUDDER     WARBURG
           INVESCO      HIGH      INDUSTRIAL   EMERGING     GROWTH       MFS         MFS       GLOBAL       INTER-      FIXED
VALUATION  DYNAMICS     YIELD       INCOME      GROWTH     W/INCOME    RESEARCH   UTILITIES   DISCOVERY    NATIONAL     INCOME
DATE         (A)         (A)          (A)         (A)        (A)         (A)         (A)         (A)          (A)        (A)
--------- ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
08/31/90
12/31/90
12/31/91
12/31/92
04/05/93
05/05/93
12/31/93
02/01/94
03/28/94
05/02/94
05/27/94                       1
08/10/94                                   1
11/18/94
12/31/94              0.99758819   1.0067476
01/03/95                                                                                   1
06/30/95
07/24/95                                               1
07/26/95                                                                       1
10/09/95                                                           1
12/31/95              1.17774872  1.28287174  1.16697069  1.06308985  1.09962056   1.3209189
12/31/96              1.35346852  1.54615321  1.34588078  1.30433915  1.32609248  1.54303708
01/02/97
03/31/97                                                                                                                       1
05/02/97                                                                                               1
05/08/97           1                                                                                               1
08/25/97
12/31/97  1.02892348   1.5649197   1.9528345  1.61723101   1.6678654  1.57196052  2.00288757  1.12010693  1.01611441  1.07807728

            WARBURG       WARBURG
            GLOBAL     INTERNATIONAL
VALUATION   FIXED         EQUITY
DATE         (A)           (A)
---------  ---------  --------------
08/31/90
12/31/90
12/31/91
12/31/92
04/05/93
05/05/93
12/31/93
02/01/94
03/28/94
05/02/94
05/27/94
08/10/94
11/18/94
12/31/94
01/03/95
06/30/95                         1
07/24/95
07/26/95
10/09/95
12/31/95                1.06545649
12/31/96                1.15518342
01/02/97
03/31/97           1
05/02/97
05/08/97
08/25/97
12/31/97  1.01539549    1.11296728